USAA SMALL CAP STOCK FUND Fund Shares/USCAX ■ Institutional Shares/UISCX	SUMMARY PROSPECTUS December 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2013, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Small Cap Stock Fund (the Fund) seeks long-term growth of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.50%	0.25%
Total Annual Operating Expenses	1.25%	1.00%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$127	$397	$686	$1,511
Institutional Shares	$102	$318	$552	$1,225
Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

An investment in this Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

NINE-MONTH YTD TOTAL RETURN
24.57% (9/30/13)

BEST QUARTER*	WORST QUARTER*
18.96% 3rd Qtr. 2009	-25.38% 4th Qtr. 2008

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Institutional Share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2012

	Past	Past	Past
	1 Year	5 Years	10 Years

Small Cap Stock Fund Shares
Return Before Taxes	14.85%	3.24%	8.16%
Return After Taxes on Distributions	14.48%	3.17%	7.54%
Return After Taxes on Distributions and Sale of Fund Shares	10.12%	2.78%	7.01%

				Institutional Shares
	Past			Inception Date
	1 Year			08/01/08

Small Cap Stock Fund Institutional Shares
Return Before Taxes	15.50%			6.10%

				Institutional
				Shares
	Past	Past	Past	Inception Date
	1 Year	5 Years	10 Years	08/01/08

Indexes
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	16.35%	3.56%	9.72%	5.51%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)	16.33%	5.14%	10.45%	7.11%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	15.94%	3.96%	9.70%	6.18%

INVESTMENT ADVISER

USAA Asset Management Company

SUBADVISER(S)

Wellington Management Company, LLP (Wellington Management)

Cambiar Investors, LLC (Cambiar)

Granahan Investment Management, Inc. (GIMI)

PORTFOLIO MANAGER(S)

Wellington Management

Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for a portion of the Fund since December 2003.

Shaun F. Pedersen, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for a portion of the Fund since 2004.

Cambiar

Brian M. Barish, CFA is the President and Director of Research of Cambiar and is responsible for the oversight of all investment functions at the firm. He has co-managed a portion of the Fund since July 2012.

Andrew P. Baumbusch is a Principal and Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012.

Jeffrey H. Susman is a Senior Investment Analyst at Cambiar. He has co-managed a portion of the Fund since July 2012.

GIMI

Gary C. Hatton, CFA, is co-Founder and Chief Investment Officer of GIMI and a Managing Director serving on the Executive Committee. He has co-managed a portion of the Fund since July 2012.

Jane M. White, CFA, is co-Founder and President and Chief Executive Officer of GIMI, as well as a Managing Director serving on the Executive Committee. She has co-managed a portion of the Fund since July 2012.

John V. Schneider, CFA, is a Vice President and Portfolio Manager of GIMI. Mr. Schneider’s research has an emphasis in the Consumer sector. He has co-managed a portion of the Fund since July 2012.

Jennifer M. Pawloski is a Vice President and Portfolio Manager at GIMI with an expertise in the Technology sector. She has co-managed a portion of the Fund since July 2012.

Andrew L. Beja is a Vice President and Portfolio Manager at GIMI with an expertise in Internet, Software, Business Services, and Consumer areas. He has co-managed a portion of the Fund since July 2012.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or redeem shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000

•	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums of Institutional Shares in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Ask your salesperson or visit your financial intermediary’s website for more information.

98020-0614

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